UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 4, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                        0-22624                 05-0473908
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(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                                   19061
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------


                                 Not applicable
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          (Former name or former address if changed since last report)




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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

(b) On May 2, 2005, Nick Costides, Executive Vice President and President, Foam Products Group, resigned from Foamex International Inc. (the "Company").

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

On May 4, 2005, the Company issued a press release announcing that it is reorganizing its management and business unit structure.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(c)   Exhibits

99.1  Press Release, dated May 4, 2005, issued by Foamex International Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 5, 2005

                                        FOAMEX INTERNATIONAL INC.


                                        By:      /s/ K. Douglas Ralph
                                                 -------------------------------
                                        Name:    K. Douglas Ralph
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit
Number     Description

99.1       Press Release, dated May 4, 2005, issued by Foamex International Inc.